Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS SECOND QUARTER FINANCIAL RESULTS
Record Sales and Earnings reflect healthy demand
and improved operating efficiencies at all DMC businesses

•Second quarter sales increase to $188.7 million, up 2% sequentially and 14% vs. Q2 2022
•Consolidated gross margin improves to 33% from 28% in prior quarter and 31% in Q2 2022
•Net income was $17.5 million, while net income attributable to DMC was $13.7 million
•Adjusted net income attributable to DMC* was $14.1 million, or $0.72 per diluted share
•Adjusted EBITDA attributable to DMC* was a record $31.8 million, up 58% sequentially and 42% vs. Q2 2022
•Total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $38.4 million, or 20% of sales

BROOMFIELD, Colo. - August 8, 2023 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its second quarter ended June 30, 2023.

“Our consolidated sales were a quarterly record $188.7 million and reflect the resiliency of our industrial end markets, strong demand for our differentiated products, and outstanding execution by our employees,” said Michael Kuta, who was appointed DMC’s president and CEO yesterday. “All three of our businesses delivered adjusted EBITDA margins in excess of 20%, illustrating that the initiatives we implemented in early 2023 to streamline our cost structure, improve operating efficiencies and strengthen DMC’s profitability are delivering the desired results.”

Michael Kuta, president and CEO said, “Arcadia, our building products business, reported steady demand across its commercial construction and high-end residential markets. Sales of $79.2 million were comparable with the first quarter and up 4% versus the second quarter last year. Adjusted EBITDA margin was 21%, a sequential improvement of approximately 800 basis points.

“Arcadia’s improved profitability reflects its ability to hold pricing after selling through the balance of high-priced aluminum inventory that had compressed profit margins in recent quarters. Arcadia also benefited from several initiatives designed to reduce costs and strengthen manufacturing operations. Early in the third quarter, Arcadia completed its transition to a new enterprise resource planning (ERP) platform, which will improve visibility into key areas of Arcadia’s operations going forward.

“DynaEnergetics, our energy products business, reported sales of $84.8 million, which were up 3% sequentially, 26% versus last year’s second quarter, and was the second-best quarterly sales performance in Dyna’s history. The growth was driven by strong demand in both North American and international markets. Unit sales of Dyna’s flagship DS perforating system, which is used in North America’s unconventional oil and gas fields, reached another quarterly record.

"Dyna’s adjusted EBITDA margin of 23% was up approximately 500 basis points sequentially and 300 basis points versus last year’s second quarter. The improvements reflect lower litigation expense, enhanced operational efficiencies and implementation of new product designs."

“At NobelClad, our composite metals business, second quarter sales were $24.8 million, up 12% sequentially and 13% versus last year’s second quarter,” Kuta said. “A very favorable project mix helped drive adjusted EBITDA margins to 22%, up from 15% in the first quarter and 16% in last year’s second quarter. The growing demand for

NobelClad’s composite metal products is reflected in its expanding order backlog, which increased to $64 million from $60 million in the first quarter. Rolling 12-month bookings improved to $108.4 million from $104.7 in the first quarter, and NobelClad’s book-to-bill ratio remained at a healthy 1.2. We are very encouraged by NobelClad’s strengthening end markets and improving growth prospects.

“Looking forward, pricing pressure associated with declining raw material costs in some of Arcadia’s commercial construction markets, as well as a recent slowdown in North American well completion activity, will likely taper adjusted EBITDA versus the record results we reported in the second quarter. Nevertheless, 2023 should represent a year of solid sales and earnings growth for DMC.”

Eric Walter, CFO, said, “We expect free cash flow to accelerate in the second half of 2023, which should continue to strengthen our balance sheet. Our debt-to-adjusted EBITDA leverage ratio improved to 1.3x at the end of the second quarter, representing the sixth consecutive quarter of de-levering our balance sheet. We expect to end 2023 with a leverage ratio approaching 1.0x. In addition, we expect our net-debt to adjusted EBITDA leverage ratio will be below 1.0x by the end of the year.”

Kuta concluded, “I am very encouraged by our recent financial and operational performance, as well as the long-term outlook for DMC and its stakeholders. I want to thank DMC’s employees for their outstanding effort and commitment to the company’s success. I also want to thank our chairman, David Aldous, who supported and collaborated with me as interim co-CEO for the past seven months. Finally, I want to thank DMC’s Board of Directors for their confidence in me and the Company.”

Summary Second Quarter Results

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$188,664	$184,341	$165,831	2%	14%
Gross profit percentage	32.8%	28.3%	31.4%
SG&A	29,226	39,324	29,361	(26)%	—%
Net income	17,526	2,139	6,459	719%	171%
Net income attributable to DMC	$13,703	$909	$5,552	1,407%	147%
Diluted net income (loss) per share attributable to DMC	$0.70	$(0.01)	$0.20	7,100%	250%
Adjusted net income attributable to DMC	$14,131	$6,144	$5,640	130%	151%
Adjusted diluted net income per share	$0.72	$0.32	$0.29	125%	148%
Adjusted EBITDA attributable to DMC	$31,776	$20,091	$22,362	58%	42%
Adjusted EBITDA before NCI allocation	$38,370	$24,279	$28,879	58%	33%

Second Quarter Notes

•Improved gross profit percentage driven by strong gross margins across all three DMC businesses
•Lower SG&A reflects reduced litigation expense at Dyna and leaner cost structure at Arcadia
•Adjusted EBITDA improvement driven by 20%+ adjusted EBITDA margins at all DMC businesses

Arcadia

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$79,158	$80,338	$76,462	(1)%	4%
Gross profit percentage	34.7%	27.5%	34.3%
Adjusted EBITDA attributable to DMC	$9,892	$6,282	$9,775	57%	1%
Adjusted EBITDA before NCI allocation	16,486	10,470	16,292	57%	1%
•Improved gross profit percentage reflects increased pricing after selling through the balance of high-priced aluminum inventory

DynaEnergetics

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$84,754	$81,968	$67,517	3%	26%
Gross profit percentage	31.3%	29.8%	29.6%
Adjusted EBITDA	$19,461	$14,955	$13,276	30%	47%
•Sequential and year-over-year sales growth reflects strong demand in both North American and International markets and record unit sales of fully integrated DS perforating systems
•Gross margin improvement driven by better absorption on higher sales and increased sales of higher margin products

NobelClad

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$24,752	$22,035	$21,852	12%	13%
Gross profit percentage	32.4%	26.2%	27.6%
Adjusted EBITDA	$5,407	$3,361	$3,404	61%	59%
•Sequential and year-over-year sales growth reflect robust pressure vessel construction and improving demand from multiple global industrial-processing markets
•Gross margin improvement driven by favorable project mix and better absorption on higher sales

Third Quarter 2023 Guidance

Measure	Expected Range
Sales
DMC Consolidated	$178M - $188M
Arcadia	$73M - $78M
DynaEnergetics	$75M - $79M
NobelClad	$30M - $31M
Consolidated Gross Margin	29% - 30%
Consolidated SG&A	$28M - $30M
Depreciation & Amortization	~$9.2M
Interest Expense	$2.4M
Annualized effective tax rate	27% - 29%
Adjusted EBITDA attributable to DMC	$24M - $27M
Adjusted EBITDA before NCI allocation	$29M - $32M
Capital Expenditures	$5M - $7M
Full Year Capital Expenditures	$18M - $20M

Conference call information
The conference call will begin at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 800-245-3047 (or +1 203-518-9765 for international callers) and entering the conference ID: DMCQ2.

Investors are invited to listen to the webcast live via the Internet at: https://event.choruscall.com/mediaframe/webcast.html?webcastid=WCM6TCSK

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for 6 months.

*Use of Non-GAAP Financial Measures
Adjusted EBITDA, adjusted net income (loss), and adjusted diluted earnings per share are non-GAAP (generally accepted accounting principles) financial measures used by management to measure operating performance and liquidity. Non-GAAP results are presented only as a supplement to the financial statements based on U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information is provided to enhance the reader’s understanding of DMC’s financial performance, but no non-GAAP measure should be considered in isolation or as a substitute for financial measures calculated in accordance with GAAP. Reconciliations of the most directly comparable GAAP measures to non-GAAP measures are provided within the schedules attached to this release.

EBITDA is defined as net income (loss) plus or minus net interest plus taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance (as further described in the attached financial schedules). Adjusted net income (loss) is defined as net income (loss) attributable to DMC stockholders plus restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. Adjusted diluted earnings per share is defined as diluted earnings per share plus restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. None of these non-GAAP financial measures are recognized terms under GAAP and do not purport to be an alternative to net income (loss) as an indicator of operating performance or any other GAAP measure.

Management uses adjusted EBITDA in its operational and financial decision-making, believing that it is useful to eliminate certain items in order to focus on what it deems to be a more reliable indicator of ongoing operating performance. As a result, internal management reports used during monthly operating reviews feature adjusted EBITDA measures. Management believes that investors may find this non-GAAP financial measure useful for similar reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. In addition, management incentive awards are based, in part, on the amount of adjusted EBITDA achieved during relevant periods. EBITDA and adjusted EBITDA are also used by research analysts, investment bankers and lenders to assess operating performance. For example, a measure similar to adjusted EBITDA is required by the lenders under DMC’s credit facility.

Adjusted net income (loss) and adjusted diluted earnings per share are presented because management believes these measures are useful to understand the effects of restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance, on DMC’s net income (loss) and diluted earnings per share, respectively.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

All of the items included in the reconciliation from net income (loss) to EBITDA and adjusted EBITDA are either (i) non-cash items (e.g., depreciation, amortization of purchased intangible assets and stock-based compensation) or (ii) items that management does not consider to be useful in assessing DMC’s operating performance (e.g., income taxes, restructuring and impairment charges, CEO transition expenses). In the case of the non-cash items, management believes that investors can better assess the company’s operating performance if the measures are presented without such items because, unlike cash expenses, these adjustments do not affect DMC’s ability to generate free cash flow or invest in its business. For example, by adjusting for depreciation and amortization in computing EBITDA, users can compare operating performance without regard to different accounting determinations such as useful life. In the case of the other items, management believes that investors can better assess operating performance if the measures are presented without these items because their financial impact does not reflect ongoing operating performance.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. DMC’s businesses are led by experienced, strategically focused management teams, which are supported with business resources and capital allocation expertise to advance their operating strategies and generate the greatest returns. Headquartered in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: HTTP://WWW.DMCGLOBAL.COM.

###

Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including guidance on sales, gross margin, SG&A, depreciation and amortization expense, interest expense, tax rate, adjusted EBITDA, and capital expenditures; our expectation that third quarter adjusted EBITDA will taper versus the second quarter, while 2023 should bring solid sales and earnings growth; our belief free cash flow will accelerate in the second half of 2023, and our balance sheet will strengthen; and our belief that our leverage ratios will improve by the end of the year. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product and technology development initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; potential consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2022. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
NET SALES	$188,664	$184,341	$165,831	2%	14%
COST OF PRODUCTS SOLD	126,774	132,130	113,732	(4)%	11%
Gross profit	61,890	52,211	52,099	19%	19%
Gross profit percentage	32.8%	28.3%	31.4%
COSTS AND EXPENSES:
General and administrative expenses	17,526	26,500	18,816	(34)%	(7)%
Selling and distribution expenses	11,700	12,824	10,545	(9)%	11%
Amortization of purchased intangible assets	5,667	5,667	12,793	—%	(56)%
Restructuring expenses	—	—	13	—%	(100)%
Total costs and expenses	34,893	44,991	42,167	(22)%	(17)%
OPERATING INCOME	26,997	7,220	9,932	274%	172%
OTHER EXPENSE:
Other (expense) income, net	(439)	(200)	54	120%	913%
Interest expense, net	(2,432)	(2,381)	(1,263)	2%	93%
INCOME BEFORE INCOME TAXES	24,126	4,639	8,723	420%	177%
INCOME TAX PROVISION	6,600	2,500	2,264	164%	192%
NET INCOME	17,526	2,139	6,459	719%	171%
Less: Net income attributable to redeemable noncontrolling interest	3,823	1,230	907	211%	321%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$13,703	$909	$5,552	1,407%	147%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.70	$(0.01)	$0.20	7,100%	250%
Diluted	$0.70	$(0.01)	$0.20	7,100%	250%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,497,871	19,462,636	19,374,714	—%	1%
Diluted	19,504,963	19,462,636	19,374,736	—%	1%

Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022
Net income attributable to DMC Global Inc. stockholders	$13,703	$909	$5,552
Adjustment of redeemable noncontrolling interest	112	(1,138)	(1,535)
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$13,815	$(229)	$4,017

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
NET SALES	$373,005	$304,547	22%
COST OF PRODUCTS SOLD	258,904	215,542	20%
Gross profit	114,101	89,005	28%
Gross profit percentage	30.6%	29.2%
COSTS AND EXPENSES:
General and administrative expenses	44,026	36,534	21%
Selling and distribution expenses	24,524	20,635	19%
Amortization of purchased intangible assets	11,334	25,769	(56)%
Restructuring expenses	—	45	(100)%
Total costs and expenses	79,884	82,983	(4)%
OPERATING INCOME	34,217	6,022	468%
OTHER EXPENSE:
Other expense, net	(639)	(155)	312%
Interest expense, net	(4,813)	(2,287)	110%
INCOME BEFORE INCOME TAXES	28,765	3,580	703%
INCOME TAX PROVISION	9,100	1,401	550%
NET INCOME	19,665	2,179	802%
Less: Net income (loss) attributable to redeemable noncontrolling interest	5,053	(85)	6,045%
NET INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$14,612	$2,264	545%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.69	$(0.26)	365%
Diluted	$0.69	$(0.26)	365%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,477,576	19,338,049	1%
Diluted	19,485,863	19,338,049	1%

Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Six months ended
	Jun 30, 2023	Jun 30, 2022
Net income attributable to DMC Global Inc. stockholders	$14,612	$2,264
Adjustment of redeemable noncontrolling interest	(1,026)	(7,252)
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$13,586	$(4,988)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$79,158	$80,338	$76,462	(1)%	4%
Gross profit	27,459	22,094	26,227	24%	5%
Gross profit percentage	34.7%	27.5%	34.3%
COSTS AND EXPENSES:
General and administrative expenses	8,206	7,857	7,412	4%	11%
Selling and distribution expenses	4,021	5,452	3,960	(26)%	2%
Amortization of purchased intangible assets	5,652	5,652	12,633	—%	(55)%
Operating income	9,580	3,133	2,222	206%	331%
Adjusted EBITDA	16,486	10,470	16,292	57%	1%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(6,594)	(4,188)	(6,517)	57%	1%
Adjusted EBITDA attributable to DMC Global Inc.	$9,892	$6,282	$9,775	57%	1%

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Net sales	$159,496	$144,430	10%
Gross profit	49,553	46,472	7%
Gross profit percentage	31.1%	32.2%
COSTS AND EXPENSES:
General and administrative expenses	16,063	13,555	19%
Selling and distribution expenses	9,473	7,697	23%
Amortization of purchased intangible assets	11,304	25,441	(56)%
Operating income	12,713	(221)	5,852%
Adjusted EBITDA	26,956	27,712	(3)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(10,782)	(11,085)	(3)%
Adjusted EBITDA attributable to DMC Global Inc.	$16,174	$16,627	(3)%

DynaEnergetics

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$84,754	$81,968	$67,517	3%	26%
Gross profit	26,552	24,437	19,960	9%	33%
Gross profit percentage	31.3%	29.8%	29.6%
COSTS AND EXPENSES:
General and administrative expenses	3,577	6,197	4,411	(42)%	(19)%
Selling and distribution expenses	5,227	5,057	4,158	3%	26%
Amortization of purchased intangible assets	15	15	82	—%	(82)%
Operating income	17,733	13,168	11,309	35%	57%
Adjusted EBITDA	$19,461	$14,955	$13,276	30%	47%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Net sales	$166,722	$116,404	43%
Gross profit	50,989	32,568	57%
Gross profit percentage	30.6%	28.0%
COSTS AND EXPENSES:
General and administrative expenses	9,774	9,733	—%
Selling and distribution expenses	10,284	8,061	28%
Amortization of purchased intangible assets	30	167	(82)%
Operating income	30,901	14,607	112%
Adjusted EBITDA	$34,416	$18,558	85%

NobelClad

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net sales	$24,752	$22,035	$21,852	12%	13%
Gross profit	8,021	5,783	6,026	39%	33%
Gross profit percentage	32.4%	26.2%	27.6%
COSTS AND EXPENSES:
General and administrative expenses	949	923	1,132	3%	(16)%
Selling and distribution expenses	2,365	2,239	2,323	6%	2%
Amortization of purchased intangible assets	—	—	78	—%	(100)%
Restructuring expenses	—	—	13	—%	(100)%
Operating income	4,707	2,621	2,480	80%	90%
Adjusted EBITDA	$5,407	$3,361	$3,404	61%	59%

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Net sales	$46,787	$43,713	7%
Gross profit	13,804	10,207	35%
Gross profit percentage	29.5%	23.4%
COSTS AND EXPENSES:
General and administrative expenses	1,872	2,169	(14)%
Selling and distribution expenses	4,604	4,647	(1)%
Amortization of purchased intangible assets	—	161	(100)%
Restructuring expenses	—	45	(100)%
Operating income	7,328	3,185	130%
Adjusted EBITDA	$8,768	$5,056	73%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$18,724	$19,647	$25,144	(5)%	(26)%
Marketable securities	2,414	—	—	100%	100%
Accounts receivable, net	112,177	109,332	94,415	3%	19%
Inventories	190,947	179,545	156,590	6%	22%
Prepaid expenses and other	16,434	17,069	10,723	(4)%	53%

Total current assets	340,696	325,593	286,872	5%	19%

Property, plant and equipment, net	128,627	128,795	129,445	—%	(1)%
Goodwill	141,725	141,725	141,725	—%	—%
Purchased intangible assets, net	206,593	212,258	217,925	(3)%	(5)%
Other long-term assets	92,706	95,632	103,011	(3)%	(10)%

Total assets	$910,347	$904,003	$878,978	1%	4%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$57,559	$71,408	$46,816	(19)%	23%
Contract liabilities	32,863	31,198	32,080	5%	2%
Accrued income taxes	9,455	5,837	4,256	62%	122%
Current portion of long-term debt	15,000	15,000	15,000	—%	—%
Other current liabilities	40,259	38,508	29,898	5%	35%

Total current liabilities	155,136	161,951	128,050	(4)%	21%

Long-term debt	108,069	111,686	117,798	(3)%	(8)%
Deferred tax liabilities	2,214	2,122	1,908	4%	16%
Other long-term liabilities	59,100	58,445	63,053	1%	(6)%
Redeemable noncontrolling interest	187,522	187,522	187,522	—%	—%
Stockholders’ equity	398,306	382,277	380,647	4%	5%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$910,347	$904,003	$878,978	1%	4%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Six months ended
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$17,526	$2,139	$6,459	$19,665	$2,179
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,434	3,400	3,678	6,834	7,037
Amortization of purchased intangible assets	5,667	5,667	12,793	11,334	25,769
Amortization of deferred debt issuance costs	133	138	135	271	267
Amortization of acquisition-related inventory valuation step-up	—	—	172	—	430
Stock-based compensation	1,699	5,027	2,291	6,726	4,649
Deferred income taxes	482	178	2,550	660	(164)
Other	(28)	(405)	49	(433)	90
Change in working capital, net	(17,434)	(9,079)	(21,007)	(26,513)	(37,721)
Net cash provided by operating activities	11,479	7,065	7,120	18,544	2,536
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	(2,414)	—	—	(2,414)	—
Proceeds from escrow related to acquisition of business	—	—	640	—	640
Acquisition of property, plant and equipment	(2,896)	(2,226)	(4,783)	(5,122)	(6,319)
Net cash used in investing activities	(5,310)	(2,226)	(4,143)	(7,536)	(5,679)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(3,750)	(6,250)	(3,750)	(10,000)	(7,500)
Payment of debt issuance costs	—	—	(79)	—	(176)
Distribution to redeemable noncontrolling interest holder	(3,711)	(2,600)	(2,600)	(6,311)	(7,000)
Net proceeds from issuance of common stock to employees and directors	212	—	—	212	—
Treasury stock activity	(14)	(2,157)	(6)	(2,171)	(1,094)
Net cash used in financing activities	(7,263)	(11,007)	(6,435)	(18,270)	(15,770)

EFFECTS OF EXCHANGE RATES ON CASH	171	671	(99)	842	(78)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(923)	(5,497)	(3,557)	(6,420)	(18,991)
CASH AND CASH EQUIVALENTS, beginning of the period	19,647	25,144	15,376	25,144	30,810
CASH AND CASH EQUIVALENTS, end of the period	$18,724	$19,647	$11,819	$18,724	$11,819

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Net income	17,526	2,139	6,459	719%	171%
Interest expense, net	2,432	2,381	1,263	2%	93%
Income tax provision	6,600	2,500	2,264	164%	192%
Depreciation	3,434	3,400	3,678	1%	(7)%
Amortization of purchased intangible assets	5,667	5,667	12,793	—%	(56)%

EBITDA	35,659	16,087	26,457	122%	35%
Stock-based compensation	1,699	5,027	2,291	(66)%	(26)%
CEO transition expenses (1)	573	2,965	—	(81)%	100%
Other expense (income), net	439	200	(54)	120%	913%
Restructuring expenses	—	—	13	—%	(100)%
Amortization of acquisition-related inventory valuation step-up	—	—	172	—%	(100)%
Adjusted EBITDA	$38,370	$24,279	$28,879	58%	33%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(6,594)	(4,188)	(6,517)	57%	1%
Adjusted EBITDA attributable to DMC Global Inc.	$31,776	$20,091	$22,362	58%	42%

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Net income	$19,665	$2,179	802%
Interest expense, net	4,813	2,287	110%
Income tax provision	9,100	1,401	550%
Depreciation	6,834	7,037	(3)%
Amortization of purchased intangible assets	11,334	25,769	(56)%

EBITDA	51,746	38,673	34%
Stock-based compensation	6,726	4,649	45%
CEO transition expenses (1)	3,538	—	100%
Restructuring expenses	—	45	(100)%
Amortization of acquisition-related inventory valuation step-up	—	430	(100)%
Other expense, net	639	155	312%
Adjusted EBITDA	$62,649	$43,952	43%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(10,782)	(11,085)	(3)%
Adjusted EBITDA attributable to DMC Global Inc.	$51,867	$32,867	58%

(1) The Company and its former CEO entered into a separation agreement in the first quarter of 2023. In conjunction with this event as well as a reprioritization of near-term initiatives, we incurred certain expenses during the six months ended June 30, 2023, primarily including: (a) severance-related charges for the former CEO and other impacted employees of $1,948; (b) CEO transition and executive search firm costs of $1,088; and (c) contract termination costs of $350.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Adjusted Net Income and Adjusted Diluted Earnings per Share

	Three months ended June 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.(2)	$13,703	$0.70
CEO transition expenses, net of tax	428	0.02
As adjusted	$14,131	$0.72
(1) Calculated using diluted weighted average shares outstanding of 19,504,963
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Three months ended March 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.(2)	$909	$0.05
CEO transition expenses and accelerated stock-based compensation, net of tax	5,235	0.27
As adjusted	$6,144	$0.32
(1) Calculated using diluted weighted average shares outstanding of 19,462,636
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Three months ended June 30, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. (2)	$5,552	$0.29
Amortization of acquisition-related inventory valuation step-up, net of tax	79	—
NobelClad restructuring expenses and asset impairments, net of tax	9	—
As adjusted	$5,640	$0.29
(1) Calculated using diluted weighted average shares outstanding of 19,374,736
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

	Six months ended June 30, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. (2)	$14,612	$0.75
CEO transition expenses and accelerated stock-based compensation, net of tax (3)	5,663	0.29
As adjusted	$20,275	$1.04
(1) Calculated using diluted weighted average shares outstanding of 19,485,863
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest
(3) Includes CEO transition expenses of $3,538 and accelerated stock-based compensation of $3,040 related to the vesting of the former CEO’s outstanding equity awards, net of tax.

	Six months ended June 30, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc. (2)	$2,264	$0.12
Amortization of acquisition-related inventory valuation step-up, net of tax	199	0.01
NobelClad restructuring expenses, net of tax	30	—
As adjusted	$2,493	$0.13
(1) Calculated using diluted weighted average shares outstanding of 19,338,049
(2) Net income attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Operating income, as reported	$9,580	$3,133	$2,222	206%	331%
Adjustments:
Depreciation	889	817	870	9%	2%
Amortization of purchased intangible assets	5,652	5,652	12,633	—%	(55)%
Stock-based compensation	323	579	395	(44)%	(18)%
CEO transition expenses	42	289	—	(85)%	100%
Amortization of acquisition-related inventory valuation step-up	—	—	172	—%	(100)%
Adjusted EBITDA	16,486	10,470	16,292	57%	1%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(6,594)	$(4,188)	$(6,517)	57%	1%
Adjusted EBITDA attributable to DMC Global Inc.	$9,892	$6,282	$9,775	57%	1%

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Operating income (loss), as reported	$12,713	$(221)	5,852%
Adjustments:
Depreciation	1,706	1,411	21%
Amortization of purchased intangible assets	11,304	25,441	(56)%
Stock-based compensation	902	651	39%
CEO transition expenses	331	—	100%
Amortization of acquisition-related inventory valuation step-up	—	430	(100)%
Adjusted EBITDA	26,956	27,712	(3)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(10,782)	$(11,085)	(3)%
Adjusted EBITDA attributable to DMC Global Inc.	$16,174	$16,627	(3)%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Operating income, as reported	$17,733	$13,168	$11,309	35%	57%
Adjustments:
Depreciation	1,713	1,772	1,885	(3)%	(9)%
Amortization of purchased intangible assets	15	15	82	—%	(82)%
Adjusted EBITDA	$19,461	$14,955	$13,276	30%	47%

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Operating income, as reported	$30,901	$14,607	112%
Adjustments:
Depreciation	3,485	3,784	(8)%
Amortization of purchased intangible assets	30	167	(82)%
Adjusted EBITDA	$34,416	$18,558	85%

NobelClad

	Three months ended			Change
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Sequential	Year-on-year
Operating income, as reported	$4,707	$2,621	$2,480	80%	90%
Adjustments:
Depreciation	700	740	833	(5)%	(16)%
Amortization of purchased intangible assets	—	—	78	—%	(100)%
Restructuring expenses	—	—	13	—%	(100)%
Adjusted EBITDA	$5,407	$3,361	$3,404	61%	59%

	Six months ended		Change
	Jun 30, 2023	Jun 30, 2022	Year-on-year
Operating income, as reported	$7,328	$3,185	130%
Adjustments:
Depreciation	1,440	1,665	(14)%
Amortization of purchased intangible assets	—	161	(100)%
Restructuring expenses	—	45	(100)%
Adjusted EBITDA	$8,768	$5,056	73%